UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

April 22, 2014 (April 16, 2014)

Date of Report (date of earliest event reported)

MONTAGE TECHNOLOGY GROUP LIMITED

(Exact name of registrant as specified in its charter)

Cayman	001-36064	Not applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS. Employer Identification No.)

Room A1601, Technology Building, 900 Yi Shan Road

Xuhui District, Shanghai, 200233

People’s Republic of China

(Address of registrant’s principal executive offices, including zip code)

Tel: (86 21) 6128-5678

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 Notice of Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On April 16, 2014, Montage Technology Group Limited (the “Company”) received a letter (the “Letter”) from the NASDAQ Stock Market LLC (“NASDAQ”) indicating that the Company was not in compliance with the continued listing requirements under NASDAQ Listing Rule 5250(c)(1) as a result of the Company’s inability to file its annual report on Form 10-K for the year ended December 31, 2013 with the Securities and Exchange Commission.

The Company disclosed in its Form 12b-25 Notification of Late Filing, filed on March 31, 2014, that its Form 10-K for the year ended December 31, 2013 cannot be finalized until the completion of the audit committee’s review of allegations contained in reports issued by Gravity Research and the completion of the audit of the Company’s financial statements for the year ended December 31, 2013.

Pursuant to NASDAQ Listing Rule 5101, NASDAQ has elected to exercise its discretionary authority to expedite the review process and has requested that the Company, if it chooses to do so, submit a plan to regain compliance with NASDAQ’s requirements for continued listing no later than June 2, 2014. If NASDAQ accepts the plan, the Company will be granted an exception until September 29, 2014 to regain compliance. If the Company does not submit a plan of compliance, or if the plan is not accepted by NASDAQ, the Company may be subject to delisting procedures as set forth in the NASDAQ Listing Rules.

The Company plans to provide NASDAQ with a plan by June 2, 2014 to show that it will be able to return to compliance with the NASDAQ Listing Rules by filing its Form 10-K.

Item 8.01 Other Events.

On April 22, 2014, the Company issued a press release announcing its receipt of the report by Jones Day. A copy of the press release is attached as Exhibit 99.1 and is furnished herewith.

The audit committee of the Company, with the assistance of the law firm of Jones Day, as well as forensic accountants from FTI Consulting, has reported on the results of the review conducted to date, representing over 6,000 hours of work by the audit committee’s advisors. Among other things, the report details various forensic procedures performed to analyze a significant portion of the Company’s cash, cash equivalents, and short-term investment balances with its financial institutions at various points in time. In addition, the report details investigative tasks conducted to analyze the Company’s revenue and gross margins, which tasks included written confirmations and in-person site visits with selected participants in the manufacturing and supply chain and the distribution and sales channel, including selected Fabs, assembly/testing companies (OEMs), distributors, including LQW, and end customers. Various analyses of financial and accounting records were also performed.

As noted in a report from these advisors to the audit committee, based upon the investigative procedures performed, the information considered to date and subject to the limitations specified in the report:

•	the cash, cash equivalents, and short-term investments reflected in the Company’s records and/or publicly reported by the Company as of December 2011, 2012, and 2013 appear to be materially accurate;

•	no significant variances have been identified with respect to the Company’s reported revenue for years 2011, 2012, and 2013; and

•	the Company’s gross margins for years 2011, 2012 and 2013 appear reasonable.

In addition, the audit committee’s report notes that although certain persons associated with these entities are known to members of the Company’s management, the review procedures performed to date found no conclusive evidence that the Company owns or otherwise has an inappropriate relationship with the entities referred to in the Gravity Research reports as SMMT and LQW.

Based upon the audit committee’s report, the Company continues to believe that the allegations by Gravity Research lack merit, and the Company therefore does not anticipate any changes to its previously reported financial results. The audit committee, in consultation with its outside legal and accounting advisors and the Company’s independent auditors, is evaluating what additional review procedures are necessary or appropriate for the audit committee’s review of the allegations in order to be able to file the Company’s Form 10-K for the year ended December 31, 2013. The Company and the audit committee are continuing to work diligently on this matter, and the Company expects to file its annual report on Form 10-K as soon as practicable following completion of the audit committee’s review.

This current report on Form 8-K contains “forward-looking” statements about the Company’s plans, expectations and beliefs, including regarding the timing and anticipated filing of the Company’s 10-K, the timing and completion of and determinations with respect to the Company’s audit and the audit committee’s review and anticipated financial results. Forward-looking statements can be identified by terminology such as “will”, “should”, “expects”, “anticipates”, “future”, “intends”, “plans”, “projects”, “predicts”, “believes”, “estimates”, “forecasts”, “may” and similar statements, which are subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements may differ materially from actual results due to a variety of factors, including if the audit committee, its advisors, or the Company’s independent auditors require additional time or procedures prior to completion of the Annual Report, or if the Company determines it requires additional time to complete and review the Annual Report on Form 10-K in light of any determinations from the ongoing review or otherwise, if NASDAQ does not accept the plan, or other factors described under the caption “Risk Factors” in our most recent quarterly report on Form 10-Q and other filings with the U.S. Securities and Exchange Commission. We undertake no obligation to update these statements as a result of new information or future events, except as may be required by law.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

99.1	Press Release regarding the receipt of the Letter dated April 22, 2014
99.2	Press Release regarding the audit committee report dated April 22, 2014

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 22, 2014

Montage Technology Group Limited

/s/ Mark Voll
Mark Voll
Chief Financial Officer

Exhibit Index

Exhibit Number	Exhibit Title

99.1	Press Release regarding the receipt of the Letter dated April 22, 2014

99.2	Press Release regarding the audit committee report dated April 22, 2014